Investments - Summary of Investments in Real Estate (Detail) € in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2025 EUR (€)	Dec. 31, 2024 EUR (€)	Dec. 31, 2024 USD ($)
Disclosure of detailed information about investment property [abstract]
Beginning balance	€ 514		$ 488
Additions	9	€ 24
Subsequent expenditure capitalized	3	3
Disposals	(39)	(34)
Fair value gains / (losses)	18	10
Transfers to other headings	1	0
Net exchange differences	(28)	23
Ending balance	€ 479	€ 514	$ 514